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                                                                   EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and "Selected Consolidated Financial and Other Data" and to the use of our report dated February 16, 1996 in Amendment No. 3 to the Registration Statement (Form S-1) and related Prospectus of MagiNet Corporation for the registration of 6,325,000 shares of its common stock.

                                          ERNST & YOUNG LLP

Palo Alto, California

December 9, 1996